SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2004


                         CIT Equipment Collateral 2001-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             333-53688                                  51-0407692
     (Commission File Number)               (IRS Employer Identification No.)

               c/o Allfirst Financial Center National Association
                                499 Mitchell Road
                                Mail Code 101-591
                            Millsboro, Delaware 19966
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (410) 244-4626



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

(c). Exhibits.

            The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION
----------                                  -----------
99.1                                        Pool Data Report


                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT EQUIPMENT COLLATERAL 2001-1


                                           By: CIT FINANCIAL USA, INC.,
                                               as Servicer


                                           By: /s/ Usama Ashraf
                                               ------------------------------
                                               Name:  Usama Ashraf
                                               Title: Vice President




Dated:   April 14, 2004



Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT COLLATERAL 2001-1
COMPOSITION OF CONTRACT POOL
AT DECEMBER 31, 2003

                                                                      WEIGHTED                WEIGHTED              AVERAGE
                                                  CURRENT             AVERAGE                 AVERAGE              REQUIRED
                             NUMBER              REQUIRED             ORIGINAL               REMAINING              PAYOFF
                                OF                PAYOFF                TERM                    TERM                AMOUNT
                            CONTRACTS             AMOUNT              (RANGE)                 (RANGE)               (RANGE)
                            ---------             ------              -------                 -------               -------
                              18,523           $108,340,422         59.4 months              20.5 months            $5,735
                                                                 (24 to 96 months)        (0 to 61 months)    ($0 to $2,414,752)



TYPE OF CONTRACT
AT DECEMBER 31, 2003

                                                                         % OF
                                                                        TOTAL                                     % OF
                                                   NUMBER                NUMBER             REQUIRED             REQUIRED
                                                      OF                  OF                 PAYOFF               PAYOFF
TYPE OF CONTRACT                                  CONTRACTS           CONTRACTS              AMOUNT               AMOUNT
----------------                                  ---------           ---------              ------               ------
True Leases                                          14,286             77.13 %            81,746,882              75.45
Finance Leases                                        4,085             22.05              25,955,981              23.96
Loans and other financing arrangements                  152              0.82                 637,559               0.59
                                                  -----------------------------------------------------------------------
   Total                                             18,523            100.00 %           108,340,422             100.00
                                                  ========================================================================




CIT EQUIPMENT COLLATERAL 2001-1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT DECEMBER 31, 2003
                                                           % OF
                                                           TOTAL                                         % OF
                                        NUMBER            NUMBER                REQUIRED              REQUIRED
                                          OF                OF                   PAYOFF                PAYOFF
STATE                                  CONTRACTS         CONTRACTS               AMOUNT                AMOUNT
-----                                 -----------        ---------               ------                ------
Alabama                                   201               1.09 %                673,227                0.62 %
Alaska                                     48               0.26                  214,241                0.20
Arizona                                   230               1.24                1,049,526                0.97
Arkansas                                  110               0.59                  405,288                0.37
California                              2,163              11.68               10,148,362                9.37
Colorado                                  333               1.80                1,434,209                1.32
Connecticut                               291               1.57                2,001,091                1.85
Delaware                                  114               0.62                  765,254                0.71
District of Columbia                      110               0.59                  971,895                0.90
Florida                                 1,057               5.71                4,638,159                4.28
Georgia                                   854               4.61                6,876,753                6.35
Hawaii                                     11               0.06                   33,259                0.03
Idaho                                      65               0.35                  239,680                0.22
Illinois                                  540               2.92                7,210,040                6.65
Indiana                                   231               1.25                1,051,987                0.97
Iowa                                      132               0.71                1,521,384                1.40
Kansas                                    114               0.62                  490,858                0.45
Kentucky                                  161               0.87                  470,241                0.43
Louisiana                                 157               0.85                  160,377                0.15
Maine                                      20               0.11                   97,718                0.09
Maryland                                  451               2.43                2,078,493                1.92
Massachusetts                             727               3.92                3,483,997                3.22
Michigan                                  629               3.40                4,902,420                4.53
Minnesota                                 349               1.88                2,426,701                2.24
Mississippi                               102               0.55                  462,881                0.43
Missouri                                  206               1.11                1,513,682                1.40
Montana                                    60               0.32                  122,783                0.11
Nebraska                                   71               0.38                  818,941                0.76
Nevada                                    101               0.55                  372,667                0.34
New Hampshire                             133               0.72                  537,034                0.50
New Jersey                              1,118               6.04                7,300,564                6.74
New Mexico                                 82               0.44                  242,736                0.22
New York                                2,105              11.36               15,188,487               14.02
North Carolina                            471               2.54                2,342,400                2.16
North Dakota                               14               0.08                  138,862                0.13
Ohio                                      535               2.89                2,833,481                2.62
Oklahoma                                  136               0.73                  536,467                0.50
Oregon                                    193               1.04                  756,511                0.70
Pennsylvania                              991               5.35                4,620,060                4.26
Rhode Island                               71               0.38                  301,926                0.28
South Carolina                            160               0.86                  717,218                0.66
South Dakota                               21               0.11                  265,033                0.24
Tennessee                                 311               1.68                1,124,685                1.04
Texas                                   1,299               7.01                5,765,752                5.32
Utah                                       94               0.51                  771,164                0.71
Vermont                                    65               0.35                  187,889                0.17
Virginia                                  465               2.51                5,032,488                4.65
Washington                                343               1.85                1,114,062                1.03
West Virginia                              62               0.33                  422,557                0.39
Wisconsin                                 189               1.02                1,421,517                1.31
Wyoming                                    27               0.15                   83,417                0.08
                                   -----------        -----------           --------------          ----------
   Total                               18,523             100.00 %            108,340,422              100.00 %
                                   ===========        ===========           ==============          ==========




CIT EQUIPMENT COLLATERAL 2001-1
PAYMENT STATUS
AT DECEMBER 31, 2003

                                                                   % OF
                                                                   TOTAL                                        % OF
                                                NUMBER             NUMBER                 REQUIRED             REQUIRED
                                                   OF                OF                    PAYOFF               PAYOFF
DAYS DELINQUENT                                CONTRACTS          CONTRACTS                AMOUNT               AMOUNT
---------------                                ---------          ---------                ------               ------
Current, including 1 to 30 day
   delinquent contracts                          17,000             91.78 %              103,434,262             95.47 %
31-60 days delinquent                               787              4.25                  3,014,626              2.78
61-90 days delinquent                               344              1.86                  1,007,027              0.93
91-120 days delinquent                              168              0.91                    437,770              0.40
Over 120 days delinquent                            224              1.21                    446,737              0.41
                                             -----------        ----------            ---------------        ----------
   Total                                         18,523            100.00 %              108,340,422            100.00 %
                                             ===========        ==========            ===============        ==========



EQUIPMENT TYPE
AT DECEMBER 31, 2003

                                                                   % OF
                                                                   TOTAL                                        % OF
                                               NUMBER             NUMBER                  REQUIRED             REQUIRED
                                                 OF                  OF                    PAYOFF               PAYOFF
TYPE OF EQUIPMENT                             CONTRACTS          CONTRACTS                 AMOUNT               AMOUNT
-----------------                             ---------          ---------                 ------               ------
Telecommunications                                5,624             30.36  %              74,074,377             68.37 %
General Office Equipment                          1,543              8.33                 11,892,172             10.98
Computer & Point-of-Sale                          9,593             51.79                  9,958,070              9.19
Automotive Diagnostic Equipment                   1,511              8.16                  9,687,370              8.94
Computer Software                                    68              0.37                  1,436,503              1.33
Other(1)                                            184              0.99                  1,291,930              1.19
                                              ----------        ----------            ---------------         ---------
   Total                                         18,523            100.00 %              108,340,422            100.00 %
                                              ==========        ==========            ===============         =========

(1) Includes $117,800 as the largest and $7,021 as the average Required Payoff Amount.




CIT EQUIPMENT COLLATERAL 2001-1
REQUIRED PAYOFF AMOUNT
AT DECEMBER 31, 2003

                                                                                % OF
                                                                                TOTAL                                    % OF
                                                             NUMBER            NUMBER              REQUIRED            REQUIRED
                                                               OF                OF                 PAYOFF              PAYOFF
REQUIRED PAYOFF AMOUNT                                      CONTRACTS         CONTRACTS             AMOUNT              AMOUNT
----------------------                                      ---------         ---------             ------              ------
0.01 - 5,000.00                                              14,359              77.52  %           17,846,394            16.47
5,000.01 -  10,000.00                                         1,851               9.99              12,883,708            11.89
10,000.0 -  15,000.00                                           732               3.95               9,029,312             8.33
15,000.01 - 25,000.00                                           795               4.29              15,237,303            14.06
25,000.0 -  50,000.00                                           480               2.59              16,648,677            15.37
50,000.01 - 100,000.00                                          205               1.11              14,097,137            13.01
100,000.01 - 150,000.00                                          58               0.31               7,158,292             6.61
150,000.01 - 250,000.00                                          23               0.12               4,470,856             4.13
250,000.01 - 500,000.00                                          13               0.07               4,777,697             4.41
500,000.01 - 1,000,000.00                                         6               0.03               3,776,295             3.49
1,000,000.01 - 2,414,752.00                                       1               0.01               2,414,752             2.23
                                                          ----------         ----------          --------------        ---------
   Total                                                     18,523             100.00  %          108,340,422           100.00
                                                          ==========         ==========          ==============        =========





REMAINING TERM
AT DECEMBER 31, 2003
                                                                                % OF
                                                                                TOTAL                                    % OF
                                                             NUMBER            NUMBER              REQUIRED            REQUIRED
                                                               OF                OF                 PAYOFF              PAYOFF
REMAINING TERMS OF CONTRACTS                                CONTRACTS         CONTRACTS             AMOUNT              AMOUNT
----------------------                                      ---------         ---------             ------              ------
(months)
   0- 12                                                        9,453           51.03 %            13,567,973            12.52
  13- 24                                                        7,858           42.42              76,045,931            70.19
  25- 36                                                        1,185            6.40              14,063,977            12.98
  37- 48                                                           22            0.12               4,049,626             3.74
  49- 60                                                            4            0.02                 519,719             0.48
  61- 72                                                            1            0.01                  93,195             0.09
                                                           -----------        ----------        --------------         --------
   Total                                                       18,523          100.00 %           108,340,422           100.00
                                                           ===========        ==========        ==============         ========



CIT EQUIPMENT COLLATERAL 2001-1
TYPES OF OBLIGOR
AT DECEMBER 31, 2003
                                                                      % OF
                                                                      TOTAL                                     % OF
                                                    NUMBER            NUMBER              REQUIRED            REQUIRED
                                                      OF               OF                  PAYOFF              PAYOFF
TYPE OF OBLIGOR                                   CONTRACTS         CONTRACTS              AMOUNT              AMOUNT
---------------                                   ---------         ---------              ------              ------

Service Organizations(1)                             7,117            38.42 %          $ 45,533,873             42.03 %
Retail & Wholesale Trade                             2,465            13.31              14,252,163             13.15
Manufacturing                                        1,477             7.97              14,076,855             12.99
Financial Services Institutions                      1,268             6.85              13,447,407             12.41
Other(2)                                             3,947            21.31               6,499,699              6.00
Transportation                                         523             2.82               5,117,034              4.72
Medical/Healthcare Organizations                       672             3.63               3,881,075              3.58
Printing & Copy Centers                                268             1.45               2,849,162              2.63
Construction                                           539             2.91               1,677,721              1.55
Resources, Farming & Fishing                           158             0.85                 480,385              0.44
Government                                              83             0.45                 444,576              0.41
Machine Tools                                            6             0.03                  80,503              0.07
                                                 ----------      -------------      ----------------        ------------
   Total                                            18,523           100.00 %         $ 108,340,453            100.00 %
                                                 ==========      =============      ================        ============

(1)  Primarily Automotive Repair, Service & Parts (22%), Other Service Organizations (22%); Business Services (17%);
     Engineering, Accounting & Research (10%); and Lodging (6%).
(2)  Includes $159,950 as the largest Required Payoff Amount belonging to a single obligor.

            As shown in the table above, the servicer's records lists 6.00% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 2.63% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining
"Other" obligor category represents approximately 3.37% of the required payoff amount. The depositor has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.




OBLIGOR CONCENTRATION

                                                                      % OF                                      % OF
                                                    NUMBER            TOTAL               REQUIRED            REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURING                OF            NUMBER OF              PAYOFF              PAYOFF
   VENDOR LOANS )                                 CONTRACTS         CONTRACTS              AMOUNT              AMOUNT
-----------------                                -----------        ---------              ------              ------
Top 5                                                359              1.23%             $ 10,435,307           8.73%


The Top 5 obligors conduct business in the Retail & Wholesale Trade, Manufacturing and Financial Services industries.



CIT EQUIPMENT COLLATERAL 2001-1
SCHEDULED PAYMENT
AT DECEMBER 31, 2003



           COLLECTION                SCHEDULED                  COLLECTION            SCHEDULED
             PERIOD                  CASHFLOWS                    PERIOD              CASHFLOWS
             ------                  ---------                    ------              ---------
Positive Rent Due                  2,110,965.09

            January-2004           6,323,075.19                  August-2006          142,250.17
           February-2004           6,593,050.55               September-2006          130,331.62
              March-2004           6,427,478.23                 October-2006          126,416.33
              April-2004           6,411,658.51                November-2006          119,927.35
                May-2004           6,400,744.44                December-2006          116,791.05
               June-2004           6,351,042.70                 January-2007          135,791.34
               July-2004           6,087,408.58                February-2007          111,394.89
             August-2004           5,829,290.66                   March-2007          104,399.92
          September-2004           5,732,577.10                   April-2007           98,171.10
            October-2004           5,607,904.20                     May-2007           98,171.10
           November-2004           5,662,022.32                    June-2007           98,171.10
           December-2004           5,212,302.70                    July-2007           97,559.32
            January-2005           4,923,850.76                  August-2007           98,612.67
           February-2005           4,258,742.05               September-2007           88,599.00
              March-2005           4,020,356.32                 October-2007           27,345.47
              April-2005           3,788,205.53                November-2007           12,392.64
                May-2005           3,545,763.14                December-2007           10,597.35
               June-2005           3,360,354.66                 January-2008           31,358.24
               July-2005           3,142,798.81                February-2008                   -
             August-2005           2,880,618.99
          September-2005           2,394,750.34
            October-2005           1,794,026.39
           November-2005           1,304,602.97
           December-2005             759,420.78
            January-2006             407,984.39
           February-2006             232,249.36
              March-2006             193,170.04
              April-2006             169,114.33
                May-2006             157,423.26
               June-2006             154,906.25
               July-2006             143,934.06
